SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2003

R.H. Donnelley Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase,  New York 10577
(Address of Principal Executive Offices)  (Zip Code)

R.H. Donnelley Inc.*
(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase,  New York 10577
(Address of Principal Executive Offices)  (Zip Code)

Registrants’ telephone number, including area code:  (914) 933-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of May 1, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued May 1, 2003 (and accompanying schedules)

Item 9.	Regulation FD Disclosure (Information is being furnished under Item 12)

On May 1, 2003, R.H. Donnelley Corporation (the “Company”) issued a press release containing certain financial results of the Company for the three months ended March 31, 2003. Pursuant to SEC Release No. 33-8216, this release is being furnished, not filed, under Item 12, “Results of Operations,” to this Current Report on Form 8-K. A copy of this press release has been filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

By:	/S/ ROBERT J. BUSH

Name: Robert J. Bush
Title: Vice President and General Counsel

Date: May 1, 2003

R.H. DONNELLEY INC.

By:	/S/ ROBERT J. BUSH

Name: Robert J. Bush
Title: Vice President and General Counsel

Date: May 1, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued May 1, 2003 (and accompanying schedules)